As filed with the Securities and Exchange Commission on July 8, 2009

1933 Act Registration No. 33-72424

1940 Act Registration No. 811-8194

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO

SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)

Filed by the Registrant

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Filed by a Party other than the Registrant

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Check the appropriate box:

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Preliminary proxy statement

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Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to Rule 14a-12

FINANCIAL INVESTORS TRUST
(Name of the Registrant as Specified in its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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No fee required

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)

Title of each class of securities to which transaction applies:

(2)

Aggregate number of securities to which transaction applies:

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)

Proposed maximum aggregate value of transaction:

(5)

Total fee paid:

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Fee paid previously with preliminary materials:

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount previously paid:

(2)

Form, Schedule or Registration Statement No.:

(3)

Filing Party:

(4)

Date Filed:

         PROXY CARD

FINANCIAL INVESTORS TRUST

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 7, 2009

The undersigned, revoking prior proxies, hereby appoints JoEllen L. Legg and Jeremy O. May, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Financial Investors Trust (the “Trust”) to be held at 1290 Broadway, Suite 1100, Denver, Colorado, 80203, on August 7, 2009, at 10:00 a.m. Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Trust’s Board of Trustees, and the Proposals (set forth on the reverse side of this proxy card) have been proposed by the Board of Trustees.

When properly executed, this proxy will be voted as indicated on the reverse side or “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holder’s best judgment as to any other matters that may arise at the Special Meeting.

 Note:   Please sign this proxy exactly as your name or names appear hereon.  Each joint owner should sign.  Trustees and other fiduciaries should indicate the capacity in which they sign.  If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

______________________________________________

Signature

Date

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Signature (if held jointly)

Date

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Title if a corporation, partnership or other entity

▲  FOLD HERE  ▲

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE TRUST AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. Internet:

Log on to www.proxyvote.com. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number found in the box at the right at the time you execute your vote.

Control Number:
2. Touchtone Phone:	Simply dial toll-free 1-800-690-6903 and follow the automated instructions. Please have this proxy card available at the time of the call.
3. Mail:	Simply sign, date and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

PROXY CARD

FINANCIAL INVESTORS TRUST

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 7, 2009

PLEASE MARK YOUR VOTE AS IN THIS EXAMPLE.     xx

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE NOMINEES:
1. To elect six Trustees for the Fund:
NOMINEES:		FOR ALL (NOMINEES)	WITHHOLD FROM ALL (NOMINEES)
(01) Mary K. Anstine	(05) Jerry G. Rutledge
(02) Jeremy W. Deems	(06) Michael “Ross” Shell
(03) John R. Moran, Jr.
(04) Edmund J. Burke

INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided above.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE AMENDMENTS TO THE TRUST INSTRUMENT:

2.

To Amend the Trust’s Trust Instrument

                                                                                                                                                            FOR        AGAINST    ABSTAIN

2.A.

The Trust and Existing Series (Funds):

2.A.1.

(For all shareholders of the Trust voting together) To amend the Trust Instrument to permit the Board of Trustees to liquidate the Trust without a shareholder vote:

2.A.2.

(For shareholders of both the American Freedom U.S. Government Money Market Fund and the Listed Private Equity Fund, each Fund voting separately)  To amend the Trust Instrument to permit the Board of Trustees to liquidate such existing series without a shareholder vote:

2.A.3.

(For shareholders of Class A, I and R of the Listed Private Equity Fund, each class voting separately)  To amend the Trust Instrument to permit the Board of Trustees to liquidate such existing class of such existing series without a shareholder vote:

2.B.

Future Funds or Classes (with respect to any series or class of the Trust whose registration statement shall become effective after the date of the Special Meeting of the Shareholders):

(For all shareholders of the Trust voting together)  To amend the Trust Instrument to permit the Board of Trustees to liquidate such series or class without a shareholder vote:

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

YOU VOTE IS IMPORTANT.

WE URGE YOU TO VOTE PROMPTLY.